UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2009

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (212) 754-2233

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 16, 2009, Scientific Games Corporation announced that it commenced a cash tender offer to purchase any and all of its outstanding 0.75% Convertible Senior Subordinated Debentures due 2024. The tender offer is being made pursuant to an Offer to Purchase, dated November 16, 2009, and the related Letter of Transmittal, which together more fully set forth the terms and conditions of the tender offer.

The tender offer will expire at 12:00 midnight, New York City time, on December 14, 2009, unless extended or earlier terminated.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release announcing the tender offer.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ Jeffrey S. Lipkin
Name:	Jeffrey S. Lipkin
Title:	Vice President and Chief Financial Officer

Date:  November 16, 2009

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated November 16, 2009.